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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                       1996 EXECUTIVE INCENTIVE AWARD PLAN

                             REGISTRATION STATEMENTS


         Each of the undersigned directors and/or officers of The PNC Financial Services Group, Inc. ("PNC"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Karen M. Barrett and Thomas R. Moore, or any of them, each acting alone, as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities in connection with one or more registration statements on Form S-8 (or other appropriate form) and/or post-effective amendments to existing registration statements on Form S-8 (or other appropriate form) (such amended registration statement(s) and new registration statement(s) together, the "Registration Statements") for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the offering of up to and including 250,000 shares of PNC common stock in connection with the above-reference plan, and any successor plan or plans, and for the offering of an indeterminate amount of interests of participation in or pursuant to such plan or plans, and in connection with any and all amendments or further amendments to the Registration Statements and all instruments necessary or in connection therewith, including:
(1) to sign the Registration Statements and any and all amendments relating thereto (including post-effective amendments), in the name and on behalf of the Corporation and in the name and on behalf of such officer or director of the Corporation; (2) to sign any and all additional registration statements relating to the same offering of securities as the Registration Statements that are filed pursuant to Rule 462(b) under the Securities Act; (3) to attest to the seal of the Corporation thereon; and (4) to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory organization; hereby granting to said attorneys-in-fact and agents, and each of them acting alone, the full power and authority to do and perform every act and thing requisite, necessary or advisable to be done in and about the premises, as fully and to all intents and purposes as any such officer or director might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate;

         And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.


         IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney this 15th day of November, 2001.




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Name/Signature                          Capacity


 /s/ James E. Rohr                          Chairman, President, Chief
-------------------------------------       Executive Officer and Director
James E. Rohr


 /s/ Paul W. Chellgren                      Director
-------------------------------------
Paul W. Chellgren


 /s/ Robert N. Clay                         Director
-------------------------------------
Robert N. Clay


 /s/ George A. Davidson, Jr.                Director
-------------------------------------
George A. Davidson, Jr.


 /s/ David F. Girard-diCarlo                Director
-------------------------------------
David F. Girard-diCarlo


 /s/ Walter E. Gregg                        Vice Chairman and Director
-------------------------------------
Walter E. Gregg


 /s/ Robert L. Haunschild                   Senior Vice President and
-------------------------------------
Robert L. Haunschild                        Chief Financial Officer


 /s/ William R. Johnson                     Director
-------------------------------------
William R. Johnson


 /s/ Bruce C. Lindsay                       Director
-------------------------------------
Bruce C. Lindsay


 /s/ W. Craig McClelland                    Director
-------------------------------------
W. Craig McClelland


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 /s/ Thomas H. O'Brien                      Director
-------------------------------------
Thomas H. O'Brien


 /s/ Samuel R. Patterson                    Controller
-------------------------------------
Samuel R. Patterson                         (Principal Accounting Officer)


 /s/ Jane G. Pepper                         Director
-------------------------------------
Jane G. Pepper


 /s/ Lorene K. Steffes                      Director
-------------------------------------
Lorene K. Steffes


 /s/ Dennis F. Strigl                       Director
-------------------------------------
Dennis F. Strigl


 /s/ Thomas J. Usher                        Director
-------------------------------------
Thomas J. Usher


 /s/ Milton A. Washington                   Director
-------------------------------------
Milton A. Washington


 /s/ Helge H. Wehmeier                      Director
-------------------------------------
Helge H. Wehmeier




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